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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 22, 2006

                                IBT BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                                    MICHIGAN
                 (State or other jurisdiction of incorporation)

                0-18415                                    38-2830092
        (Commission File Number)               (IRS Employer Identification No.)

200 East Broadway, Mt. Pleasant, Michigan                    48858
 (Address of principal executive offices)                  (Zip Code)

       Registrant's telephone number, including area code: (989) 772-9471

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

IBT Bancorp, Inc. and Related Companies Deferred Compensation Plan for Non-Employee Directors. On March 22, 2006, IBT Bancorp, Inc. ratified an amendment to the IBT Bancorp, Inc. and Related Companies Deferred Compensation Plan for Non-Employee Directors (the "Plan"), effective January 1, 2006, that provides that distributions from the Plan shall be made only in common stock of IBT Bancorp, Inc.

The foregoing summary of the amendment is qualified in its entirety by reference to the amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c)  The following exhibits are included with this Report:

     10.1 Amendment to the IBT Bancorp, Inc. and Related Companies Deferred Compensation Plan for Non-Employee Directors.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2006                   IBT BANCORP, INC.


                                        By: /s/ Dennis P. Angner
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                                            Dennis P. Angner, President and
                                            Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number                          Description
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Exhibit 10.1     Amendment to the IBT Bancorp, Inc. and Related Companies
                 Deferred Compensation Plan for Non-Employee Directors.